SUB-ITEM 77Q1(a):
Exhibits


AMENDMENT #26
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as
follows:

       Strike the first paragraph of Section 5 ?
Establishment and Designation of Series or Class of
Article III ? BENEFICIAL INTEREST from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the
above stated Amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of May, 2015, to become effective on the 26th day of June, 2015.

	WITNESS the due execution hereof this 14th day of May, 2015.



/s/ John F. Donahue
/s/ Charles F. Mansfield,
Jr.
John F. Donahue
Charles F. Mansfield, Jr.




/s/ John T. Collins
/s/ Thomas M. O?Neill
John T. Collins
Thomas M. O?Neill




/s/ J. Christopher Donahue
/s/ P. Jerome Richey
J. Christopher Donahue
P. Jerome Richey




/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh




/s/ Peter E. Madden

Peter E. Madden




?
AMENDMENT #27
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as
follows:

       Strike the first paragraph of Section 5 ?
Establishment and Designation of Series or Class of
Article III ? BENEFICIAL INTEREST from the
Declaration of Trust and substitute in its place the following:

	"Section 5.  Establishment and Designation of
Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Enhanced Treasury Income Fund
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
 14th day of August, 2015, to become effective on 20th day of October, 2015.

	WITNESS the due execution hereof this 14th day of August, 2015.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Collins
/s/ Charles F. Mansfield, Jr.
John T. Collins
Charles F. Mansfield, Jr.


/s/ J. Christopher Donahue
/s/ Thomas M. O?Neill
J. Christopher Donahue
Thomas M. O?Neill


/s/ G. Thomas Hough
/s/ P. Jerome Richey
G. Thomas Hough
P. Jerome Richey


/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh

?
AMENDMENT #28
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as
follows:

       Strike the first paragraph of Section 5 ?
Establishment and Designation of Series or Class of
Article III ? BENEFICIAL INTEREST from the
Declaration of Trust and substitute in its place the following:

	"Section 5.  Establishment and Designation of
Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Enhanced Treasury Income Fund
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of August, 2015, to become effective on September 9, 2015.

	WITNESS the due execution hereof this 9th day of September, 2015.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Collins
/s/ Charles F. Mansfield, Jr.
John T. Collins
Charles F. Mansfield, Jr.


/s/ J. Christopher Donahue
/s/ Thomas M. O?Neill
J. Christopher Donahue
Thomas M. O?Neill


/s/ G. Thomas Hough
/s/ P. Jerome Richey
G. Thomas Hough
P. Jerome Richey


/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh





SUB-ITEM 77Q1(e):
Exhibits




EXHIBIT H
to the
Investment Advisory Contract

Federated Enhanced Treasury Income Fund

	For all services rendered by the Adviser hereunder, the above-named Fund of the Trust shall pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

	The portion of the fees based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to the Adviser daily.

	Witness the due execution hereof this 1st day of September, 2015

Federat
ed
Income
Securiti
es Trust



By:  /s/
J.
Christop
her
Donahu
e
Name:
J.
Christop
her
Donahu
e
Title:
Presiden
t

Federat
ed
Investm
ent
Manage
ment
Compa
ny



By:  /s/
John B.
Fisher
Name:
John B.
Fisher
Title:
Presiden
t and
CEO